UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (410) 568-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

As has been previously disclosed, Sinclair Broadcast Group, Inc. (“Sinclair”) and Tribune Media Company (“Tribune”) are parties to a timing agreement with the United States Department of Justice (the “DOJ”) under which agreement (as amended) they agreed not to consummate their previously announced merger before January 30, 2018 (the “Timing Agreement End Date”).  The parties have agreed with the DOJ to extend the Timing Agreement End Date until February 11, 2018. Tribune and Sinclair must also provide ten days advance notice to the DOJ that they intend to consummate the merger.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.
(Registrant)

Date: February 6, 2018

/s/ David Bochenek
Name: David Bochenek
Title: Senior Vice President / Chief Accounting Officer

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